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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 20, 2001
                                                   --------------


                         Commission File No. 001-16111
                                             ---------


                              Global Payments Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Georgia                                  58-2567903
          -------                                  ----------
          (State or other jurisdiction of          (IRS Employer
          incorporation)                           Identification Number)


     Four Corporate Square, Atlanta, Georgia       30329
     ---------------------------------------       -----
     (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code (404) 728-2363
                                                          --------------


                                      N/A
                                      ---
            (Former name, former address and former fiscal year, if
                            changed since last year)

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Item 5.  Other Events

On March 20, 2001, Global Payments Inc. issued a press release which is filed herewith as Exhibit 99.1 and incorporated in this Item 5 by this reference.

On March 21, 2001, Global Payments Inc. issued a press release which is filed herewith as Exhibit 99.2 and incorporated in this Item 5 by this reference.

Item 7.  Financial Statements and Exhibits

     (c)  99.1 Press Release dated March 20, 2001.

          99.2 Press Release dated March 21, 2001.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GLOBAL PAYMENTS INC.

                                   (Registrant)


                                By:  /s/ James G. Kelly
                                     ------------------------
                                     James G. Kelly
                                     Chief Financial Officer
                                     (Principal Financial Officer
                                     and Chief Accounting Officer)

Date:  March 21, 2001